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                                                                    Exhibit 99.6

June 7, 2001

VIA TELEFAX AND OVERNIGHT DELIVERY
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The CIT Group/Business Credit, Inc.
300 South Grand Avenue
Los Angeles, California 90071


     Re: $300,000,000 financing for Gart Bros. Sporting Goods Company, Sportmart, Inc., Oshman's Sporting Goods, Inc., Oshman Sporting Goods Co., Oklahoma, Oshman Sporting Goods Co., Tennessee, Oshman Sporting Goods Co., Louisiana, and Oshman Sporting Goods, Inc. - Services
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Ladies and Gentlemen:

     This letter (the "Fee Letter") evidences the agreement of Gart Bros.
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Sporting Goods Company, Sportmart, Inc., Oshman's Sporting Goods, Inc., and
Subsidiaries of Oshman's Sporting Goods, Inc. signatories to the Financing Agreement (collectively, the "Company") with respect to certain fees to be paid
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by the Company to The CIT Group/Business Credit, Inc. ("CITBC") in connection
                                                        -----
with the proposed $300,000,000 financing (the "Line of Credit") to be provided
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to the Company by a group of lenders as to which CITBC will act as agent (in such capacity, the "Agent") pursuant to the terms of that certain Amended and
                    -----
Restated Financing Agreement among the Company, the lenders signatories thereto and the Agent of even date herewith (the "Financing Agreement"). All
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capitalized terms used but not otherwise defined in this Fee Letter shall have the meanings ascribed to such terms in the Financing Agreement.


1.   The Company agrees to pay the following fees and expenses:

     a. To induce CITBC, both as a Lender and as the Agent, to enter into the Financing Agreement and to extend to the Company the Revolving Loans, the Company hereby agrees to pay to the Agent, for the Agent's account only, a non-refundable Loan Facility Fee in the amount of $1,190,000, (calculated on syndication of $230,000,000 of the Line of Credit) which fee shall be earned in full and due and payable in full upon execution of the Financing Agreement.

     b. Upon the date of execution of the Financing Agreement and on each Anniversary Date thereafter so long as the Financing Agreement is in effect, the Company shall pay to the Agent, for the Agent's account only, a collateral management fee of $150,000 per year. Such fee shall be fully earned on the date of execution of the Financing Agreement or each such Anniversary Date, as the case may be, when paid and shall not be refundable or rebateable by reason of prepayment, acceleration upon an Event of Default or any other circumstances and shall be retained notwithstanding any termination of the Financing Agreement. Notwithstanding
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the foregoing, the Agent shall rebate the prorated balance of the collateral management fee paid by Gart Bros. Sporting Goods Company and Sportmart, Inc. prior to the merger of Oshman's Sporting Goods, Inc. with and into GSC Acquisition Corp., a wholly-owned subsidiary of Gart Sports Company.

     c. Upon the date of execution of the Financing Agreement, the Company shall pay to the Agent, for the Agent's account only, a non-refundable syndication fee of three-eighths percent of the Line of Credit (i.e., $1,125,000). Such fee shall be fully earned and due and payable in full upon the date of execution of the Financing Agreement.

2.   The Company agrees that (a) Agent may increase the Revolver Non-Libor
Margin and/or the Revolver Libor Margin by no more than 50 basis points, and (b) Agent may charge one or more additional loan facility fees (collectively "Additional Loan Facility Fees") (and Company agrees to promptly pay any such fee charged by Agent when due) in an aggregate amount not to exceed the sum of
 .50% times the aggregate amount of the Line of Credit, in each such case without any further agreement by the Company, if Agent determines such increases or additional fees are reasonably required to (x) ensure the syndication of up to $225,000,000 of the Line of Credit on terms acceptable to Agent, and (y) further syndicate an additional $25,000,000 of the line of credit; provided, however,
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that all increases or additional fees imposed pursuant to subparagraph (a) or
(b) of this paragraph 2 with respect to the further syndication referenced in subparagraph (y) of this paragraph 2 shall be paid to Agent for the sole benefit of each additional Lender which acquires an interest in another Lender's rights under the Financing Agreement pursuant to subparagraph (y) of this paragraph 2; provided, further, that if the aggregate amount, as of any date of
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determination, of all Additional Loan Facility Fees exceed the sum of .25% times the aggregate amount of the Line of Credit, then Agent will refund the lesser of
(1) $200,000, and (2) the difference between (A) the sum of all Additional Loan Facility Fees and the Loan Facility Fee, and (B) .625% times the aggregate amount of the Line of Credit.


3. By accepting delivery of this Fee Letter, the Company agrees that this Fee Letter will not be disclosed by the Company to any person other than its officers, directors, employees, accountants, attorneys and other advisors, and then only on a "need to know" basis in connection with the transactions contemplated by this Fee Letter and on a confidential basis (except that, notwithstanding the foregoing, the Company may make such public disclosures as it is required by law, in the opinion of its counsel, to make). The Company's obligations hereunder with respect to confidentiality shall survive the expiration or termination of the Financing Agreement or this Fee Letter. Company hereby acknowledges and agrees that each fee payable hereunder is fully earned and non-refundable on the date provided above and that each such fee constitutes Obligations and is in addition to any other fees payable by Company under the Financing Agreement or any Additional Document.


4. This Fee Letter is the Fee Letter referred to in the Financing Agreement, shall be construed under and governed by the laws of the State of California, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall
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constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile shall be equally effective as delivery of a manually executed counterpart.


                            [Signature page follows]
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                         Very truly yours,


                         GART BROS. SPORTING GOODS COMPANY, a
                         Colorado corporation, on behalf of itself and its affiliates


                         By: _________________________________
                         Title: ______________________________


                         SPORTMART, INC., a Delaware corporation


                         By: _________________________________
                         Title: ______________________________


                         OSHMAN'S SPORTING GOODS, INC., a Delaware corporation


                         By: _________________________________
                         Title: ______________________________


                         OSHMAN SPORTING GOODS CO., OKLAHOMA, a Texas corporation


                         By: _________________________________
                         Title: ______________________________


                         OSHMAN SPORTING GOODS CO., LOUISIANA, a Delaware corporation



                         By: _________________________________
                         Title: ______________________________


                         OSHMAN SPORTING GOODS CO., TENNESSEE, a Texas
                         corporation
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                         By: _________________________________
                         Title: ______________________________



                         OSHMAN SPORTING GOODS, INC. - SERVICES, a Delaware corporation


                         By: _________________________________
                         Title: ______________________________

Accepted and agreed to
as of the date first above written:


THE CIT GROUP/BUSINESS CREDIT, INC.,
as Agent


By: _________________________________
Title: ______________________________